                                                           Facing Retirement/SM/



                              Prudential Long Term
                                 Growth Account




                                   [PHOTO]




                      Semi-Annual Report to Contract Owners

                                  June 30, 2001



The Prudential Insurance
Company of America
751 Broad Street
Newark, NJ 07102-3777

Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992                             [LOGO of Prudential Financial]

================================================================================
THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR VCA-2. It is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, Long Term Growth Account, or the Account). VCA-2 is distributed by Prudential Investment Management Services LLC, an affiliate of The Prudential Insurance Company of America. VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ.

The Prudential Long Term Growth Account      Semi-Annual Report    June 30, 2001
--------------------------------------------------------------------------------

    Letter to Contract Owners
--------------------------------------------------------------------------------

[PHOTO]
Chairman
David R. Odenath, Jr.

"Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events."

DEAR CONTRACT OWNER:
This Semiannual Report reviews the performance of the portfolios in your variable life insurance or variable annuity contract available through Prudential.

A VOLATILE FIRST HALF OF THE YEAR
The major factors that defined the investment environment last year were also evident during the first six months of 2001: equity market fluctuation, a faltering technology sector, and bonds outperforming stocks.

During the first quarter, nearly every sector of the stock market fell, often quite sharply. The technology-laden NASDAQ Composite Index plummeted more than 25% from January through March. But just as many equity investors appeared ready to reallocate funds, stocks rebounded somewhat. A series of six interest rate cuts by the Federal Reserve Board within six months--intended to stimulate economic growth--had equity investors looking forward to an economic acceleration. Nonetheless, they weren't making large investments on the prospect of the economy quickening soon.

In the bond market, prices rose during much of the period as a positive interest rate environment, low inflation, and strong fundamentals aided returns. Growing demand for bonds as many investors abandoned the faltering stock market in favor of these "safer havens" was also a positive.

REMAIN FOCUSED ON WHY YOU'RE INVESTING
While the recent performances of the stock and bond markets may appear unique, market fluctuation is commonplace and can breed opportunities for the patient investor. In fact, over the past six months, the rewards, by and large, were in markets that had languished previously. One strategy to avoid is focusing on the securities or sectors that performed best the prior year. This tends to promote buying high and selling low. Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events.

The guidance of your financial professional can help you keep your eye on your target, while perhaps making some allowance for the prevailing winds.

Sincerely,


/s/ David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Variable Contract Account--2                        July 31, 2001

The Prudential Long Term Growth Account      Semi-Annual Report    June 30, 2001
--------------------------------------------------------------------------------

    VCA-2 PORTFOLIO
--------------------------------------------------------------------------------

MANAGED BY
David Kiefer

"During this extremely volatile bear market, our historically successful investment philosophy and process of focusing on individual stock selection has not been to our near-term advantage. With our longer-term investment horizon, we are confident that our strategy should be successful. Currently, our favorite sector is energy. We believe that energy prices will remain higher than most people expect, because supply will continue to be constrained by OPEC production controls and no growth in non-OPEC supply. However, we are carefully watching energy demand as the global economy continues to slow. On balance, we are comfortable with our oil services and exploration and production stocks, whose performance is leveraged to the underlying commodity prices."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
Average Annual Returns         Six/5/
through June 30, 2001         Months   1-Year    3-Year   5-Year    10-Year

Long Term Growth Acct./1/     -3.31%     5.21%   -1.79%    9.13%    13.41%
Long Term Growth Acct. (with
sales charge)/2/              -6.61%     1.72%   -3.49%    7.70%    12.24%
Lipper (VIP) Multi-Cap Value
Fund Avg./3/                   1.36%    11.37%    5.99%   12.76%    14.23%
S&P 500/4/                    -6.69%   -14.82%    3.89%   14.48%    15.09%

Inception Date: 7/1/68
--------------------------------------------------------------------------------

Although the Fund has adopted a blend investment style to reduce the variability of its return, it is still classified by Lipper as a value-style fund. As a result, although its -3.31% return substantially outperformed the -6.69% return of the S&P 500, the Fund trailed the 1.36% Lipper Multi-Cap Value Fund Average because investors strongly favored value stocks during this reporting period.

PERFORMANCE REVIEW
The Portfolio had large gains on its investments in companies with strong cash flows such as Microsoft, Loews, and IBM. Dell Computer, bouncing back from last year's decline, and National Semiconductor, which provides semiconductor chips for a range of devices, also made good positive contributions. We locked in our gains on both positions. A broader positive theme was the continuing strength of consumer spending, which produced strong gains on the Fund's investments in Darden Restaurants, Philip Morris, and AT&T Corp.-Liberty Media Group.

The largest negative sector impact on the portfolio's return was its healthcare stocks, including Schering-Plough, Sepracor, and Pfizer. Managed care companies such as Health Net and Wellpoint Health Networks also fell with the healthcare sector. We scaled back our holdings, especially in drug companies, before the sector bottomed-out. We think that increased FDA scrutiny of new drugs may squeeze future profits in what has been a very profitable industry. Telecommunications-related stocks continued their slide, including companies that dominate core sectors of the networking and wireless hardware industries such as Nokia, Sun Microsystems, Cisco Systems, and Nortel Networks. Among service companies, Global Crossing and Qwest Communications also fell. It is important to note that our exposure to this sector is driven by our investment mandate to have a well-diversified portfolio. Accordingly, we adopted a conservative posture and are underweighted in the telecommunications sector. This underweighting had a positive effect on our performance relative to our benchmark, the S&P 500 Index.

$10,000 INVESTED OVER 10 YEARS

                                   [GRAPHIC]

These results represent past performance and are no guarantee of future performance. Investment return and principal value of the Long Term Growth Account will fluctuate resulting in a value which may at any time, including the time of withdrawal of the cash value, be more or less than the total principal investment made. Source: Lipper Investment in the Long Term Growth Account involves various risks which are more fully described in the prospectus. For more complete information about the Account, including charges and expenses, contact Prudential for a free prospectus. Please read it carefully before investing. The Long Term Growth Account is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ and is distributed by Prudential Investment Management Services LLC, an affiliate of Prudential.

1 The results are shown after the deduction of all expenses including investment management and mortality and expense charges but do not include the effect of any sales charge.
2 The results are shown after the deduction of all expenses including investment management, mortality and expense charges and in addition reflect the deduction of a front-end 2 1/2% sales charge and the impact of an annual account charge.
3 The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.
4 The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Account. The securities that comprise the S&P 500 may differ substantially from the securities in the Account. The S&P 500 is not the only index that may be used to characterize performance of this Account, and other indices may portray different comparative performance. Investors cannot invest directly in an index.
5   Six month returns are not annualized.

                         Financial Highlights for VCA-2
               Income and Capital Changes Per Accumulation Unit*
          (For an Accumulation Unit outstanding throughout the period)
                                   (Unaudited)


                                                       Six Months
                                                     Ended June 30,                  Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------
                                                          2001          2000        1999       1998       1997       1996
---------------------------------------------------------------------------------------------------------------------------
Investment Income ................................... $  .1986      $  .4152    $  .4596   $  .3414   $  .2633   $  .2056
---------------------------------------------------------------------------------------------------------------------------
Expenses
  Investment management fee .........................   (.0167)       (.0321)     (.0316)    (.0325)    (.0284)    (.0215)
  Assuming mortality and expense risks ..............   (.0501)       (.0961)     (.0948)    (.0974)    (.0850)    (.0646)
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income ...............................    .1318         .2870       .3332      .2115      .1499      .1195
---------------------------------------------------------------------------------------------------------------------------
Capital Changes
  Net realized gain on investments ..................    .2431        1.8450      1.3723     3.1604     4.7245     2.3368
  Net change in unrealized appreciation
  (depreciation) of investments .....................  (1.2824)        .0344     (1.4043)   (4.3161)    1.3843     1.7641
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Accumulation Unit Value ..   (.9075)       2.1664       .3012     (.9442)    6.2587     4.2204
---------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value
  Beginning of period ...............................  27.4062       25.2398     24.9386    25.8828    19.6241    15.4037
  End of period ..................................... $26.4987      $27.4062    $25.2398   $24.9386   $25.8828   $19.6241
---------------------------------------------------------------------------------------------------------------------------
Ratio Of Expenses To
  Average Net Assets** ..............................      .50%+         .50%        .50%       .50%       .50%       .50%
---------------------------------------------------------------------------------------------------------------------------
Ratio Of Net Investment Income To
  Average Net Assets** ..............................       99%+        1.12%       1.33%       .81%       .70%       .69%
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate .............................       45%           84%         81%        43%        47%        53%
---------------------------------------------------------------------------------------------------------------------------
Number of Accumulation Units Outstanding
  for Participants at end of period (000 omitted) ...   15,895        16,372      20,424     26,278     28,643     30,548
---------------------------------------------------------------------------------------------------------------------------

*Calculated by accumulating the actual per unit amounts daily.
**These calculations exclude Prudential's equity in VCA-2.
+Annualized.
The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

                       See Notes to Financial Statements

                          Financial Statements of VCA-2

                   Statement of Net Assets as of June 30, 2001
                                   (Unaudited)


Common Stock                                                     Value
Investments - 96.5%                            Shares          [Note 2A]
-------------------------------------------------------------------------
Aerospace/Defense - 1.6%
Northrop Grumman Corp.                         34,600         $2,771,460
Raytheon Co.                                  165,100          4,383,405
                                                               ---------
                                                               7,154,865
-------------------------------------------------------------------------
Advertising - 0.8%
Lamar Advertising Co.(a)                       80,800          3,555,200
-------------------------------------------------------------------------
Agriculture - 0.5%
Monsanto Co.                                   65,000          2,405,000
-------------------------------------------------------------------------
Autos & Trucks - 0.2%
Tower Automotive, Inc.(a)                      88,200            904,050
-------------------------------------------------------------------------
Banking & Financial Services - 7.2%
Bank One Corp.                                 87,100          3,118,180
Citigroup, Inc.                               137,664          7,274,166
FleetBoston Financial Corp.                   121,800          4,805,010
Household International, Inc.                  63,800          4,255,460
J.P. Morgan Chase & Co.                       164,500          7,336,700
Providian Financial Corp.                      86,400          5,114,880
                                                              ----------
                                                              31,904,396
-------------------------------------------------------------------------
Chemicals - 1.4%
Agrium, Inc.                                  215,300          2,153,000
Crompton Corp.                                367,900          4,010,110
                                                              ----------
                                                               6,163,110
-------------------------------------------------------------------------
Commercial Services - 1.2%
Convergys Corp.(a)                            173,900          5,260,475
-------------------------------------------------------------------------
Computer Hardware - 3.1%
International Business
   Machines Corp.                              72,700          8,215,100
Sun Microsystems, Inc.(a)                     361,500          5,682,780
                                                              ----------
                                                              13,897,880
-------------------------------------------------------------------------
Computer Software & Services - 5.3%
Compuware Corp.(a)                            224,900          3,146,351
Microsoft Corp.(a)                            208,100         15,191,300
Oracle Corp.(a)                               152,800          2,903,200
Unisys Corp.(a)                               148,000          2,177,080
                                                              ----------
                                                              23,417,931
-------------------------------------------------------------------------
Diversified Industries - 3.1%
Minnesota Mining &
   Manufacturing Co.                           42,600          4,860,660
Tyco International Ltd.                       163,900          8,932,550
                                                              ----------
                                                              13,793,210
-------------------------------------------------------------------------
Electronics - 3.4%
Applied Materials, Inc.(a)                     31,700          1,556,470
Micron Technology, Inc.(a)                    111,500          4,582,650
Solectron Corp.(a)                            105,200          1,925,160
Texas Instruments, Inc.                       227,300          7,159,950
                                                              ----------
                                                              15,224,230
-------------------------------------------------------------------------
Food & Beverages - 1.2%
PepsiCo, Inc.                                 120,700          5,334,940
-------------------------------------------------------------------------



Common Stock                                                     Value
Investments                                    Shares          [Note 2A]
-------------------------------------------------------------------------
Healthcare - 3.8%
Health Net, Inc.(a)                           224,300         $3,902,820
UnitedHealth Group, Inc.                       92,200          5,693,350
Wellpoint Health Networks Inc.(a)              79,600          7,501,504
                                                              ----------
                                                              17,097,674
-------------------------------------------------------------------------
Hotels & Motels - 1.2%
Marriott International, Inc.--Cl. A            62,900          2,977,686
Starwood Hotel & Resorts
   Worldwide, Inc.                             57,700          2,151,056
                                                               ---------
                                                               5,128,742
-------------------------------------------------------------------------
Insurance - 10.2%
CIGNA Corp.                                   103,000          9,869,460
Hartford Financial Services
   Group, Inc.                                 74,000          5,061,600
Loews Corp.                                   150,900          9,722,487
Torchmark Corp.                               167,600          6,739,196
Trenwick Group Ltd.                           245,000          5,615,400
XL Capital Ltd.--Cl. A (Bermuda)              103,284          8,479,616
                                                              ----------
                                                              45,487,759
-------------------------------------------------------------------------
Media - 5.7%
AT&T-Corp. Liberty Media Group(a)             513,400          8,979,366
Knight-Ridder, Inc.                            24,500          1,452,850
The McGraw-Hill Companies, Inc.                71,600          4,736,340
The New York Times Co.--Cl. A                  39,100          1,642,200
Tribune Co.                                    91,900          3,676,919
Viacom Inc.--Cl. B(a)                          91,700          4,745,475
                                                              ----------
                                                              25,233,150
-------------------------------------------------------------------------
Metals & Mining - 4.2%
Alcoa, Inc.                                   212,800          8,384,320
Newmont Mining Corp.                          327,800          6,100,358
Phelps Dodge Corp.                             92,000          3,818,000
The Carbide/Graphite, Inc.(a)                 427,700            491,855
                                                              ----------
                                                              18,794,533
-------------------------------------------------------------------------
Networking - 1.2%
Cisco Systems, Inc.(a)                        252,700          4,599,140
ONI Systems Corp.(a)                           26,200            730,980
                                                               ---------
                                                               5,330,120
-------------------------------------------------------------------------
Office Equipment & Supplies - 0.8%
Xerox Corp.(a)                                375,400          3,592,578
-------------------------------------------------------------------------
Oil & Gas Exploration & Production - 14.7%
Anadarko Petroleum Corp.                       38,000          2,053,140
Baker Hughes, Inc.                            185,200          6,204,200
Conoco, Inc.--Cl. A                           161,600          4,557,120
Devon Energy Corp.                            121,800          6,394,500
El Paso Energy Corp.                          195,201         10,255,860
Halliburton Co.                               188,600          6,714,160
Kerr-McGee Corp.                               72,999          4,824,390
Phillips Petroleum Co.                        113,400          6,463,800
The Williams Companies, Inc.                  204,700          6,744,865
TotalFinaElf S.A. ADR (France)                 95,600          6,711,120
Transocean Sedco Forex, Inc.                  107,200          4,422,000
                                                              ----------
                                                              65,345,155
-------------------------------------------------------------------------

                       See Notes to Financial Statements

                          Financial Statements of VCA-2

                   Statement of Net Assets as of June 30, 2001
                                  (Unaudited)

Common Stock                                                     Value
Investments                                   Shares           [Note 2A]
--------------------------------------------------------------------------
Paper & Forest Products - 1.9%

Mead Corp.                                    82,600          $2,241,764
Temple-Inland, Inc.                          116,700           6,218,943
                                                               ---------
                                                               8,460,707
--------------------------------------------------------------------------
Pharmaceuticals - 5.9%
Abbott Laboratories                          146,800           7,047,868
American Home Products Corp.                 158,800           9,280,272
Johnson & Johnson                             74,200           3,710,000
Sepracor, Inc.(a)                            160,100           6,371,980
                                                              ----------
                                                              26,410,120
--------------------------------------------------------------------------
Photography - 1.9%
Eastman Kodak Co.                            182,600           8,523,768
--------------------------------------------------------------------------
Restaurants - 1.8%
Darden Restaurants, Inc.                     285,400           7,962,660
--------------------------------------------------------------------------
Retail - 1.4%
Target Corp.                                 187,000           6,470,200
--------------------------------------------------------------------------
Telecommunications - 5.5%
ALLTEL Corp.                                  81,272           4,978,723
AT&T Corp.                                   147,000           3,234,000
Global Crossing Ltd. (Bermuda)(a)            862,200           7,449,408
Hughes Electronics Corp.
   (General Motors Corp.,--Cl. H)(a)         180,800           3,661,200
Metromedia Fiber
   Network, Inc.--Cl. A(a)                   453,200             924,528
Qwest Communications
   International, Inc.(a)                     93,100           2,967,097
Williams Communications
   Group, Inc.(a)                            465,407           1,372,951
                                                              ----------
                                                              24,587,907
--------------------------------------------------------------------------
Telecommunications Equipment - 2.9%
Motorola, Inc.                               360,600           5,971,536
Nokia Oyj ADR (Finland)                      278,300           6,133,732
Sonus Networks, Inc.(a)                       32,500             759,200
                                                              ----------
                                                              12,864,468
--------------------------------------------------------------------------
Tobacco - 2.4%
Philip Morris Co., Inc.                      211,500          10,733,625
--------------------------------------------------------------------------
Utilities - 2.0%
Exelon Corp.                                 140,400           9,002,448
--------------------------------------------------------------------------
Total Long-Term Investments - 96.5%
   (Cost: $409,843,474)                                     $430,040,901
--------------------------------------------------------------------------

                                             Principal
                                               Amount           Value
                                               (000)          [Note 2A]
--------------------------------------------------------------------------
Short-Term Investment - 4.1%
Commercial Paper
American Express Financial Corp.,
   4.09%, 7/2/01
   (Cost: $18,422,000)                       $18,422        $ 18,422,000
--------------------------------------------------------------------------
Total Investments - 100.6%
   (Cost: $428,265,474)                                     $448,462,901
--------------------------------------------------------------------------
Other Assets, Less Liabilities
   Cash                                                              126
   Dividends and interest receivable                             469,029
   Receivable for investments sold                                56,257
   Payable for investments purchased                          (2,840,915)
   Payable for pending capital transactions                     (309,333)
--------------------------------------------------------------------------
Liabilities in Excess
   of Other Assets - (0.6)%                                   (2,624,836)
--------------------------------------------------------------------------
Net Assets - 100%                                           $445,838,065
--------------------------------------------------------------------------
Net Assets, representing:
Equity of Participants
   (other than Annuitants)
   15,894,877 Accumulation Units at an
   Accumulation Unit Value of $26.4987                       421,193,577
Equity of Annuitants                                          23,928,715
Equity of Prudential Insurance
    Company of America                                           715,773
                                                            ------------
                                                            $445,838,065
==========================================================================


The following abbreviations are used in portfolio descriptions:
  ADR - American Depository Receipts
  Oyj - Jalkinen Osakeyhtio (Finnish Corporation)
  S.A. - Societe Anonyme (French Corporation)
(a) Non-income producing security.

                        See Notes to Financial Statements

              Financial Statements of VCA-2 Statement of Operations
                                  (Unaudited)

-------------------------------------------------------------------------------------------------------------------------------
Six Months Ended                                                                                               June 30, 2001
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends (net of $30,620 foreign withholding tax)                                                          $  2,743,662
   Interest                                                                                                         643,896
-------------------------------------------------------------------------------------------------------------------------------
Total Income                                                                                                      3,387,558
-------------------------------------------------------------------------------------------------------------------------------
Expenses
   Fees Charged to Participants and Annuitants for Investment Management Services                                   280,736
   Fees Charged to Participants (other than Annuitants) for Assuming
     Mortality and Expense Risks                                                                                    842,209
-------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                                    1,122,945
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                             2,264,613
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments
   Realized Gain on Investments                                                                                   4,191,192
   Decrease in Unrealized Appreciation on Investments                                                           (22,065,806)
-------------------------------------------------------------------------------------------------------------------------------
Net Loss on Investments                                                                                         (17,874,614)
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease In Net Assets Resulting from Operations                                                           $(15,610,001)
===============================================================================================================================

                       Statement of Changes in Net Assets
                                  (Unaudited)

-------------------------------------------------------------------------------------------------------------------------------
                                                                              Six Months Ended                 Year Ended
                                                                                June 30, 2001               December 31,2000
-------------------------------------------------------------------------------------------------------------------------------
Operations
   Net Investment Income                                                        $  2,264,613                 $   5,441,767
   Net Realized Gain on Investments                                                4,191,192                    35,153,813
   Decrease In Unrealized Appreciation on Investments                            (22,065,806)                   (3,444,234)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                  (15,610,001)                   37,151,346
-------------------------------------------------------------------------------------------------------------------------------
Capital Transactions
     Purchase Payments and Transfers In                                            8,961,727                    25,304,786
     Withdrawals and Transfers Out                                               (21,708,370)                 (127,082,903)
     Annual Administration Charges Deducted from
        Participants' Accumulation Accounts                                             (820)                      (20,752)
     Mortality and Expense Risk Charges Deducted
        from Annuitants' Accounts                                                    (35,180)                      (78,759)
     Variable Annuity Payments                                                    (1,722,485)                   (3,593,062)
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease In Net Assets
     Resulting from Capital Transactions                                         (14,505,128)                 (105,470,690)
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease In Net Assets
     Resulting from Surplus Transfers                                                (95,073)                     (109,743)
-------------------------------------------------------------------------------------------------------------------------------
Total Decrease in Net Assets                                                     (30,210,202)                  (68,429,087)
Net Assets
     Beginning of Period                                                         476,048,267                   544,477,354
-------------------------------------------------------------------------------------------------------------------------------
     End of Period                                                              $445,838,065                 $ 476,048,267
===============================================================================================================================

                       See Notes to Financial Statements

Notes to Financial Statements of VCA-2 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1:   General
          The Prudential Variable Contract Account-2 (VCA-2 or the Account) was established on January 9, 1968 by The Prudential Insurance Company of America ("Prudential") under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-2 has been designed for use by public school systems and certain tax-exempt organizations to provide for the purchase and payment of tax-deferred variable annuities. The investment objective of the Account is long-term growth of capital. Its investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2:   Summary of Significant Accounting Policies

          A. Securities Valuation

          Equity Securities
          Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Pricing Committee.

          Fixed Income Securities
          Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

          Short-Term Investments
          Short-term investments having maturities of sixty days or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

          B. Securities Transactions and Investment Income
          Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-2. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Notes to Financial Statements of VCA-2 (Unaudited)
--------------------------------------------------------------------------------

          C. Taxes
          The operations of VCA-2 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-2 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-2 has not been reduced by federal income taxes.

          D. Equity of Annuitants
          Reserves are computed for purchased annuities using the Prudential 1950 Group Annuity Valuation (GAV) Table, adjusted, and a valuation interest rate related to the Assumed Investment Result (AIR). The valuation interest rate is equal to the AIR less .5% in contract charges defined in Note 3A. The AIRs are selected by each Contract-holder and are described in the prospectus.

NOTE 3:   Charges
          A. The Account has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). PIFM has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with management of the Account. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises Jennison's performance of such services. PIFM pays for the services of Jennison.

               A daily charge, at an effective annual rate of 0.125% of the current value of the Participant's (other than Annuitants' and Prudential's) equity in VCA-2, is charged to the Account and paid to PIFM for investment management services. An equivalent charge is deducted monthly in determining the amount of Annuitants' payments.

               A daily charge, paid to PIFM for assuming mortality and expense risks, is calculated at an effective annual rate of 0.375% of the current value of the Participant's (other than Annuitants' and Prudential's) equity in VCA-2. A one-time equivalent charge is deducted when the Annuity Units for Annuitants are determined.

               PIFM and Jennison are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.

          B. An annual administration charge of not more than $30 annually is deducted from the accumulation account of certain Participants either at the time of withdrawal of the value of the entire Participant's account or at the end of the fiscal year by canceling Accumulation Units. This deduction may be made from a fixed-dollar annuity contract if the Participant is enrolled under such a contract.

          C. A charge of 2.5% for sales and other marketing expenses is made from certain Participant's purchase payments. For the six months ended June 30, 2001, Prudential has advised the Account it has received $2,048 for such charges.

NOTE 4:   Purchases and Sales of Portfolio Securities
          For the six months ended June 30, 2001, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were 202,201,777 and 217,345,339 respectively.

Notes to Financial Statements of VCA-2 (Unaudited)
--------------------------------------------------------------------------------

NOTE 5: Unit Transactions
        The number of Accumulation Units issued and redeemed for the six months ended June 30, 2001 and the year ended December 31, 2000 are as follows:

                                    Six Months Ended            Year Ended
                                     June 30, 2001           December 31, 2000
                 -------------------------------------------------------------
                 Units issued           333,173                   1,008,885
                 -------------------------------------------------------------
                 Units redeemed         809,897                   5,061,311
                 -------------------------------------------------------------

NOTE 6: Net Increase (Decrease) in Net Assets Resulting from Surplus Transfers The increase (decrease) in net assets resulting from surplus transfers represents the net increases to/(reductions) from Prudential's investment Account. The increase (decrease) includes reserve adjustments from morality and expense risks assumed by Prudential.

NOTE 7: Participant Loans
        Participant loan initiations are not permitted in VCA-2. However, participants who initiated loans in other accounts are permitted to direct loan repayments into VCA-2.

        For the six months ended June 30, 2001 and the year ended December 31, 2000, $12,156 and $26,631 of participant loan principal and interest has been paid to VCA-2, respectively. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

Supplemental Proxy Information (Unaudited)
--------------------------------------------------------------------------------

     A special meeting of persons having voting rights was held on March 23, 2001. The meeting was held for the following purposes:

(1) To permit PIFM to enter into or make material changes to subadvisory agreements without obtaining the approval of persons having voting rights. This is called "Manager-of-Managers" structure and would not change the rate of advisory fees charged to the Account.

(2)  To approve a new management agreement with PIFM.

(3)  To approve a new subadvisory agreement with Jennison.



The results of the proxy solicitation on the preceding matters were:

Matter                    Votes For       Votes Against        Abstentions
------                    ---------       -------------        -----------
(1) PIFM                  7,042,071          969,522              412,215
(2) PIFM                  7,231,147          748,337              544,323
(3) Jennison              7,238,425          690,724              594,659

================================================================================

                  The Prudential Variable Contract Account - 2
                                Committee Members

DAVID R. ODENATH, JR.               W. SCOTT MCDONALD, JR., PH.D.
Chairman,                           Vice President,
The Prudential Variable             Kaludis Consulting Group
Contract Accounts -2

                SAUL K. FENSTER, PH.D.         JOSEPH WEBER, PH.D.
                President,                     Vice President,
                New Jersey Institute           Interclass (international
                of Technology                  corporate learning)


================================================================================

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a variable life insurance contract, please call the following telephone number:

                                    [GRAPHIC]
                                  (800)778-2255
                         8 a.m. - Midnight Eastern Time

If you own a variable annuity contract, please call the following telephone number:

                                    [GRAPHIC]
                                  (888)778-2888
                          8 a.m. - 9 p.m. Eastern Time

================================================================================

Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Salomon Brothers Extended Market Index defines the small capitalization stock universe or remaining 20% of the available capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains those companies in the MCSI World Index that reflect actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

                  ==============================================================

                  Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

                  ==============================================================

                  In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the back cover of this report should be used to request additional copies. Proxy material and tax information will continue to be sent to each account of record.


                                                                 ---------------
The Prudential Insurance Company of America                         Presorted
30 Scranton Office Park                                             Standard
Scranton, PA 18507-1789                                           U.S. Postage
(800) 458-6333                                                        PAID
                                                                   Prudential
                                                                 ---------------